Exhibit 10.2
New Parent Credit Agreement Joinder
THIS NEW PARENT CREDIT AGREEMENT JOINDER AGREEMENT is executed as of November 13, 2026 (this “Joinder”), by Weatherford International Corp, a Delaware corporation, and delivered to Wells Fargo Bank, National Association, as administrative agent (in such capacity for the Lenders, the “Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weatherford International Ltd., a Bermuda exempted company (“WIL-Bermuda”), Weatherford Canada Ltd., an Alberta corporation (“WIL-Canada”), Weatherford US Holding, LLC (f/k/a Weatherford International, LLC), a Delaware limited liability company (“WIL-Delaware”), and WOFS International Finance GmbH, a Swiss limited liability company (“WIL-Switzerland” and, together with WIL-Bermuda, WIL-Canada and WIL-Delaware, the “Borrowers”), Weatherford International plc, an Irish public limited company (“Original Parent”), the Lenders from time to time party thereto, the Administrative Agent and the Issuing Banks from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings specified therefor in the Credit Agreement.
W I T N E S S E T H
WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Original Parent has exercised the right, subject to the terms and conditions thereof, to effectuate a Redomestication through the formation of a Person that will become, as part of a series of related transactions, the indirect owner of 100% of the voting shares of Original Parent (the “New Weatherford Parent”);
WHEREAS, Weatherford International Corp, a Delaware corporation, will become the New Weatherford Parent and take on all rights and obligations of Original Parent under the Credit Agreement;
WHEREAS, the New Weatherford Parent is executing and delivering this Joinder substantially concurrently with such Redomestication;
NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the New Weatherford Parent, the receipt and sufficiency of which are hereby acknowledged, the New Weatherford Parent hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Lenders and the Issuing Banks and hereby covenants and agrees with each of the Administrative Agent, the Lenders and the Issuing Banks as follows:
1.By executing and delivering this Joinder, the New Weatherford Parent (a) becomes the Weatherford Parent Company for all purposes under the Credit Agreement and (b) acknowledges and agrees that it is the “Weatherford Parent Company”, the “Parent”, an “Obligor Party”, an “Obligor” and a “Guarantor” under the Credit Agreement and agrees to be bound by the terms and provisions of the Credit Agreement in such capacities thereunder, effective upon the date on which Administrative Agent shall have received a copy of this Joinder, duly executed by the New Weatherford Parent and acknowledged by Administrative Agent.

2.The New Weatherford Parent, in consideration of each Lender’s and each Issuing Bank’s reliance on the Weatherford Parent Company’s guarantee of the Obligations under the Credit Agreement, does hereby assume each of the obligations imposed upon the “Weatherford Parent Company” under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the New Weatherford Parent hereby represents and warrants to the Administrative Agent, each Lender and each Issuing Bank as follows:
a.Upon execution and delivery of this Joinder to the Administrative Agent, the New Weatherford Parent will become the Weatherford Parent Company under the Credit Agreement and will thereafter (i) have all the rights and obligations of the Parent thereunder and be bound by all the provisions thereof, as fully as if the New Weatherford Parent were one of the original parties thereto and (ii) be designated as a Guarantor, an Obligor and an Obligor Party under the Loan Documents (to the extent not already so designated) with all the rights and obligations of such a Person, as fully as if the New Weatherford Parent were the original Parent under the Credit Agreement.
b.The representations and warranties of the Parent, in each case understanding each reference to a “Parent” to refer to the New Weatherford Parent in the role of Parent as assumed hereunder, contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such specified earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such specified earlier date).
3.THIS JOINDER AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH AND THE RIGHTS AND OBLIGATIONS EXISTING HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
4.This Joinder may be executed in counterparts (and by different signatories hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Joinder by facsimile transmission or electronic transmission (in .pdf format) shall be effective for all purposes as delivery of a manually executed counterpart of this Joinder. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to any document to be signed in connection with this Joinder and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the New Weatherford Parent hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Obligors, electronic images of this Joinder shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Joinder based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages hereto and thereto.
5.From and after the execution and delivery hereof, this Joinder shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
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IN WITNESS WHEREOF, the New Weatherford Parent has caused this Joinder to be executed and delivered as of the date first above written.
WEATHERFORD INTERNATIONAL CORP

By: /s/ Beth Ann Dranguet
Name: Beth Ann Dranguet
Title: Vice President and Secretary
[Signature Page to New Parent Joinder]

Accepted and Acknowledged by:
WELLS FARGO BANK, NATIONAL ASSOCIATION.,
as Administrative agent
By: /s/ Michael Janak
Name: Michael Janak
Title: Managing Director

[Signature Page to New Parent Joinder]